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                                                                    EXHIBIT 10.6

                              DRUGSTORE.COM, INC.


                                    Warrant
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THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


No. W-1                                                      WARRANT TO PURCHASE
ISSUED: February 1, 1999                                     COMMON STOCK
Void After February 1, 2002


                              DRUGSTORE.COM, INC.

                                    Warrant

     THIS IS TO CERTIFY that, for value received and subject to these terms and conditions, Dial 800 LP, or such person to whom this Warrant is transferred (the "Holder"), is entitled to exercise this Warrant to purchase 10,000 fully paid and nonassessable shares of drugstore.com, inc., a Delaware corporation (the "Company"), $.001 par value per share, Common Stock (the "Warrant Stock") at a price per share of $7.825 (the "Exercise Price") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1.   Method of Exercise

     Subject to Section 4, this Warrant may be exercised by the Holder, at any time after the date of issuance, but not later than February 1, 2002 (the "Exercise Period"), in whole by delivering to the Company (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"), and (c) the Notice of Exercise attached as Exhibit A duly completed and executed by the Holder. Upon exercise, the Holder shall be entitled to
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receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock purchased.

2.   Delivery of Stock Certificates; No Fractional Shares

     2.1 Within 14 days after the payment of the Purchase Price following the exercise of this Warrant, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date this Warrant was exercised, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to such fraction multiplied by the Exercise Price.

3.   Covenants as to Warrant Stock

     The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Warrant Stock. All shares of Warrant Stock issued pursuant to the exercise of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except restrictions arising (a) under federal and state securities laws, (b) not by or through the Company, or (c) by agreement between the Company and the Holder or its successors.

4.   Adjustments; Termination of Warrant Upon Certain Events

     4.1  Effect of Reorganization--Change in Control; Termination of Warrant

     Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a

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"Reorganization") during the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for their shares of Warrant Stock and the holders of the Company's voting equity securities immediately prior to such Reorganization together own less than a majority interest of the voting equity securities of the successor corporation following such Reorganization, the Holder shall be given notice of such proposed action as provided in Section 7. If the proposed action is approved according to applicable law by the shareholders of all corporations or other entities that are parties to the proposed action, the Holder shall be so notified in writing by the Company by registered or certified mail at least 10 business days before its effectiveness. Notwithstanding the period of exercisability stated on the face of this Warrant, this Warrant shall become forever null and void to the extent not exercised on or before 5:00 p.m., Pacific time, on the tenth business day following the delivery of such notice.

     4.2  Adjustments for Stock Splits, Dividends

     If the Company shall issue any shares of the same class as the Warrant Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock issuable shall be to the nearest whole share.

5.   Securities Laws Restrictions; Legend on Warrant Stock

     5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

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     5.2  A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Stock, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

6.   Exchange of Warrant; Lost or Damaged Warrant Certificate

     This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification (including posting of a bond) or (in the case of damage) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.   Notices of Record Date, etc.

     In the event of a

          (a) reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person; or

          (b) voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the Holder a notice at least 20 business days prior to the date specified in the notice.

8.   Investment Intent

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

9.   Miscellaneous

     9.1  Holder as Owner

     The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

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     9.2  No Stockholder Rights

     This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock, until this Warrant is exercised.

     9.3  Notices

     Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

     If to the Holder:

               To the address last furnished
               in writing to the Company by
               the Holder

     If to the Company:

               Attn:  General Counsel
               drugstore.com, inc.
               18650 NE 67th Court
               Redmond, WA 98052
               (425) 881-8131 (425) 586-2137

     9.4  Amendments and Waivers

     Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.

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     9.5  Governing Law; Jurisdiction; Venue

     This Warrant shall be governed by and construed under the laws of the state of Washington without regard to principles of conflict of laws. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Warrant.

     9.6  Successors and Assigns; Transfer

     This Warrant shall may not be sold, assigned or transferred without the prior written consent of the Company. This warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                       drugstore.com, inc.



                                       By ___________________________________
                                       Vice President and General Counsel

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                                                                       Exhibit A


                              NOTICE OF EXERCISE


To drugstore.com, inc.:

     The undersigned hereby irrevocably elects to purchase all shares of Common of drugstore.com, inc. (the "Company") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, at the address stated below. The undersigned agrees with and represents to the Company that said shares of the Common of the Company are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

     Payment enclosed in the amount of $___________


     Dated: ________________________


     Name of Holder of Warrant: _____________________________________________
                                               (please print)


     Address: _______________________________________________________________



     Signature: _____________________________________________________________
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                                  ASSIGNMENT

     For value received the undersigned sells, assigns and transfers to the transferee named below the attached Warrant, together with all right, title and interest, and does irrevocably constitute and appoint the transfer agent of drugstore.com, inc. (the "Company") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

     Dated: _________________________________

     Name of Holder of Warrant: ______________________________________________
                                                (please print)

     Address: ________________________________________________________________


     Signature: ______________________________________________________________



     Name of transferee: _____________________________________________________
                                           (please print)


     Address of transferee: __________________________________________________